Exhibit 4.4

BEMIS COMPANY, INC.

OFFICER’S CERTIFICATE

June 13, 2019

This Officer’s Certificate is being delivered pursuant to Sections 102, 201, 301 and 303 of the Indenture (as defined below).

The undersigned Authorized Officer of Bemis Company, Inc., a Missouri corporation (the “Company”), hereby certifies pursuant to the Indenture, dated as of June 13, 2019 (the “Indenture”), among the Company, Amcor plc, a public limited company incorporated in Jersey, Channel Islands with limited liability (the “Parent Guarantor”), Amcor Limited (ABN 000 017 372), a company incorporated under the laws of the Commonwealth of Australia (“Amcor Limited”), Amcor Finance (USA), Inc., a Delaware corporation (“AFUI”), and Amcor UK Finance plc, a public limited company incorporated in England and Wales with limited liability (together with Amcor Limited, AFUI and the Parent Guarantor, the “Original  Guarantors”), and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), that there is hereby established a single series of Securities (as that term is defined in the Indenture), the terms of which shall be as follows and as further set forth in the attached forms of Securities:

3.100% Guaranteed Senior Notes due 2026

1.                                      Title.  The designation of one series of the Securities shall be 3.100% Guaranteed Senior Notes due 2026 (the “Securities”).

2.                                      Principal Amount.  The initial aggregate principal amount of the Securities shall be US$293,200,000.  The Company may, without the consent of the Holders, increase such principal amount in the future on the same terms and conditions as the Securities.  There is no limit on the aggregate principal amount of Securities that may be outstanding at any time.

3.                                      Persons Entitled to Interest.  Subject to the provisions of Section 307 of the Indenture, interest will be payable to the Person in whose name a Security is registered at the close of business on the Regular Record Date (as defined below) for such interest.

4.                                      Payment of Principal.  The principal amount of the Securities shall be payable in full on September 15, 2026, subject to and in accordance with the provisions of the Indenture and subject to Clauses 8 and 9 below.

5.                                      Interest Rates and Interest Payment Dates.  The Securities shall bear interest at the rate of 3.100% per annum from the date hereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semi-annually on March 15 and September 15 in each year (each, an “Interest Payment Date”), commencing September 15, 2019, until the principal amount of the Securities has been paid or duly provided for.  On the terms and subject to the conditions specified in the Registration Rights Agreement (as defined below), Additional Interest may be payable by the Company in respect of the Securities.

All references herein to “interest” include mention of Additional Interest to the extent and in the manner payable pursuant to the Registration Rights Agreement and express mentions of Additional Interest in any provisions hereof shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.  The “Regular Record Date” for interest payable with respect to the Securities on an Interest Payment Date shall be the day that is 15 calendar days prior to each Interest Payment Date (whether or not such date is a Business Day), as the case may be, next preceding such Interest Payment Date.  Any payment of principal, Make-Whole Amount or interest required to be made on any date that is not a Business Day will be made on the next succeeding Business Day as if made on the date that payment was due and no interest will accrue on that payment for the period from and after the date that payment was due to the date of payment on the next succeeding Business Day.

6.                                      Place of Payment.  Payment of the principal of (and premium, if any) and any such interest on the Securities will be made at the office or agency of the Company or Paying Agent maintained for that purpose in New York; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address appears in the Security Register; and provided, further, that notwithstanding the foregoing, a Holder of US$10,000,000 or more in aggregate principal amount of the Notes may elect to receive payments of any interest on the Notes (other than at Maturity) by electronic funds transfer of immediately available funds to an account maintained by such holder if appropriate wire transfer instructions are received by the Paying Agent not less than 15 calendar days prior to the date for payment.

7.                                      Optional Redemption.  Subject to and in accordance with the provisions of Article 11 of the Indenture, the Securities may be redeemed by the Company on any date prior to June 15, 2026 (any such date, a “Make-Whole Redemption Date”) upon not less than 30 nor more than 60 days’ notice by mail, at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Securities being redeemed and (2) the Make-Whole Amount for the Securities being redeemed, plus, in either case, accrued and unpaid interest to such Make-Whole Redemption Date, all as provided in the Indenture.  On or after June 15, 2026, the Securities are subject to redemption at the option of the Company on any date (a “Par Call Redemption Date”) in whole or from time to time in part, at a redemption price equal to 100% of the principal amount of the Securities being redeemed, plus accrued and unpaid interest to such Par Call Redemption Date, all as provided in the Indenture.  Notwithstanding the foregoing, installments of interest on Securities that are due and payable on Interest Payment Dates falling on or prior to a Make-Whole Redemption Date or a Par Call Redemption Date will be payable on the Interest Payment Date in accordance with their terms and in accordance with the provisions of the Indenture.

As used in this Certificate:

“Adjusted Treasury Rate” means, with respect to any Make-Whole Redemption Date, (a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication, which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Securities being redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Make-Whole Redemption Date, in each case calculated on the third Business Day preceding the Make-Whole Redemption Date.

“Applicable Margin” means 0.25%.

“Comparable Treasury Issue” means, the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the Make-Whole Redemption Date to the maturity date of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any Make-Whole Redemption Date, if clause (b) of the Adjusted Treasury Rate is applicable, (i) the average of five Reference Treasury Dealer Quotations for such Make-Whole Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations, provided that in no event may the Quotation Agent use fewer than three such quotations.

“Make-Whole Amount” means the sum, as determined by a Quotation Agent, of (a) the present value of the principal amount of the Securities to be redeemed and (b) the present value of the Remaining Scheduled Payments of interest thereon (not including any portions of such payments of interest accrued to the Make-Whole Redemption Date), from the Make-Whole Redemption Date to the Stated Maturity of the Securities being redeemed, in each case discounted to the Make-Whole Redemption Date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate plus the Applicable Margin.

“Quotation Agent” means the Reference Treasury Dealer selected by the Company, and notified in writing to the Trustee, to act as “Quotation Agent” for purposes of the Indenture.

“Reference Treasury Dealer” means any of Citigroup Global Markets Inc. or J.P. Morgan Securities LLC, and their respective successors and assigns and two other nationally recognized investment banking firms selected by the Company that are primary U.S. Government securities dealers in New York City (a “Primary Treasury Dealer”); provided, however, that if any of Citigroup Global Markets Inc. or J.P. Morgan Securities LLC, ceases to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Make-Whole Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Make-Whole Redemption Date.

“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon at the then-applicable interest rate that would be due after the related Make-Whole Redemption Date but for such redemption, provided, however, that, if that Make-Whole Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon shall be reduced by the amount of interest accrued thereon to that Make-Whole Redemption Date.

On and after the Redemption Date, interest will cease to accrue on the Securities or any portion of the Securities called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest.  On or before the Redemption Date, the Company will deposit with a paying agent or the Trustee money sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on that date.  If less than all of the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed by such method as the Trustee shall deem fair and appropriate and otherwise in accordance with the procedures of the depositary.

The Trustee may select for redemption Securities and portions of Securities in amounts of US$2,000 or integral multiples of US$1,000 in excess thereof.

8.                                      Purchase Upon Change of Control.  Upon the occurrence of a Change of Control Triggering Event and upon the terms and conditions set forth in Section 1009 of the Indenture, unless the Company has exercised its right to redeem the Securities in accordance with their terms, each Holder of Securities will have the right to require the Company to purchase all or a portion of such Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, subject to the rights of Holders of the Securities to receive interest due on the relevant Interest Payment Date.

9.                                      Form of Securities.  The Early Tender Restricted Global Security and the Late Tender Restricted Global Security shall be in substantially the respective forms attached hereto as Annexes A-1 and A-2, respectively.  The Regulation S Global Security shall be in substantially the form attached hereto as Annex A-3.

10.                               Guarantees.  The Securities will be entitled to the benefits of the Guarantees afforded by Article 13 of the Indenture and, as of the time of issuance of the Securities, will be guaranteed by the Original Guarantors.

11.                               Sinking Fund.  The Company shall not be obligated to redeem or purchase the Securities pursuant to any sinking fund or analogous provisions.

12.                               Denominations of Securities.  The Securities will be issued in minimum denominations of US$2,000 and integral multiples of US$1,000 in excess thereof.

13.                               Defeasance.  The Securities shall be defeasible as provided in Section 1202 and Section 1203 of the Indenture.

14.                               Global Securities.  The Securities may be issuable in whole or in part in the form of one or more Global Securities.  The initial depositary for such Global Securities shall be The Depository Trust Company.

15.                               Securities Act Legend.

a.                                      The Early Tender Restricted Global Security and the Late Tender Restricted Global Security will bear the legends included in the respective forms of Restricted Global Security attached hereto as Annexes A-1 and A-2.

b.                                      The Regulation S Global Security shall bear the legend included in the form of Regulation S Global Security attached hereto as Annex A-3.

16.                               Listing.  The Securities will not be listed on any stock exchange.

17.                               Further Issuance.  The Company may from time to time without the consent of Holders, create and issue further Securities in the same series on the same terms and conditions as the Securities (except for the issue date and, under certain circumstance, the first interest payment date), which additional securities shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the Securities.

18.                               CUSIP and ISIN.  The Early Tender Restricted Global Security will be issued with CUSIP number 081437AP0 and ISIN number US081437AP04 and the Late Tender Restricted Global Security will be issued with CUSIP number 081437AQ8 and ISIN number US081437AQ86.  The Regulation S Global Security will be issued with CUSIP number U07321AJ8 and ISIN number USU07321AJ82.

19.                               Registration Rights Agreement.  The Securities will be entitled to the benefits of a Registration Rights Agreement by and among the Company, the Original

Guarantors, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC to be dated the date hereof (the “Registration Rights Agreement”).

20.                               Section 102 Certification.  The undersigned Authorized Officer of the Company hereby further certifies that (i) I have read the conditions of Sections 102, 201, 301 and 303 of the Indenture and the definitions relating thereto, (ii) I have examined the Indenture, the specimen forms of the Securities attached hereto as Annexes A-1, A-2 and A-3 the resolutions relating thereto adopted by the Board of Directors of the Company and such other documents deemed necessary or appropriate in order to give this certification, (iii) in my opinion, I have made such examination or investigation as is necessary to enable me to express an informed opinion as to whether or not the conditions of Sections 102, 201, 301 and 303 of the Indenture relating to the issuance of the Securities have been complied with and (iv) in my opinion, the conditions of Sections 102, 201, 301 and 303 of the Indenture relating to the issuance of the Securities have been complied with.

21.                               Definitions.  Unless the context shall otherwise require, or unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in the Indenture.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

By:	/s/ Andrew Cowper
Name: Andrew Cowper
Title: Director

[Signature page of Officer’s Certificate pursuant to Section 301 of the Indenture]

Annex A-1

Form of Early Tender Restricted Global Security

Restricted Global Security

RULE 144A GLOBAL NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS GLOBAL SECURITY MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS GLOBAL SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NEITHER THIS GLOBAL SECURITY NOR ANY BENEFICIAL INTEREST HEREIN HAS BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO BEMIS COMPANY, INC. (THE “ISSUER”), (2) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER OR BUYERS IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER, THE GUARANTORS, AND THE TRUSTEE THAT IT IS (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE

REQUIREMENTS OF PARAGRAPH (K)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.  IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.  THIS LEGEND WILL BE REMOVED ONLY IN THE CIRCUMSTANCES SPECIFIED IN THE INDENTURE.

BEMIS COMPANY, INC.

3.100% GUARANTEED SENIOR NOTE DUE 2026

CUSIP 081437AP0	No.

ISIN US081437AP04	US$

BEMIS COMPANY, INC., a Missouri corporation (the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, on September 15, 2026 (the “Stated Maturity”) the Initial Principal Amount specified on Schedule A hereto (such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the “Principal Amount”), or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall initially equal US$              in the aggregate) as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture and to pay interest thereon from June 13, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing September 15, 2019, at the rate of 3.100% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), until the Principal Amount hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the day that is 15 calendar days prior to each such Interest Payment Date (whether or not a Business Day).  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer or Paying Agent maintained for that purpose in the Borough of Manhattan, The City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and provided, further, that notwithstanding the foregoing, payments of any interest on the Securities (other than at Maturity) may be made, in the case of a Holder of at least US$10,000,000 Principal Amount of Securities, by electronic funds transfer of immediately available funds to a United States dollar account maintained by the payee with a bank, provided that such registered Holder shall have provided the Trustee written wire instructions at least fifteen (15) calendar days prior to the applicable Interest Payment Date.  Unless such designation is revoked by written notice to the Issuer or a Paying Agent, any such designation made by such Holder with respect to such Securities will remain in effect with respect to any future payments with respect to such Securities payable to such Holder.  The Issuer will pay any administrative costs imposed by banks in connection with making payments by electronic funds transfer.

On the terms and subject to the conditions specified in the Registration Rights Agreement dated June 13, 2019 among the Issuer, the Guarantors and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC (the “Registration Rights Agreement”), Additional Interest may be payable in respect of this Security.  Whenever in this Security there is mentioned, in any context, any interest on this Security, such mention shall be deemed to include mention of Additional Interest to the extent and in the manner payable pursuant to the Registration Rights Agreement and express mention of Additional Interest in any provisions hereof shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.

In certain circumstances, Additional Amounts will be payable in respect of this Security in accordance with terms of the Indenture.  Whenever in this Security there is mentioned, in any context, any payments on this Security such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable and express mention of the payment of Additional Amounts in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Security shall be entitled to the benefits under the Indenture and be valid or obligatory for any purpose, unless the Securities have not been signed by the Issuer or the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

Bemis Company, Inc.

By:
Name:
Title:

[Signature Page to Rule 144A Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

Dated:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee

By
Authorized Signatory

[Signature Page to Rule 144A Note]

REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Issuer (the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of June 13, 2019 (the “Indenture”), among the Issuer, the Guarantors party thereto and Deutsche Bank Trust Company Americas, as Trustee, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

This Security is one of the series designated on the face hereof; provided, however, that the Issuer may from time to time or at any time, without the consent of the Holders of the Securities, create and issue additional Securities with terms and conditions identical to those of the Securities (except for the issue date, the issue price and the first interest payment date), which additional Securities shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the Securities.

This Security is an unsecured obligation of the Issuer and ranks in right of payment on parity with all other unsecured and unsubordinated indebtedness of the Issuer (and without any preference among themselves) and the Guarantees are unsecured obligations of the Guarantors and will rank on a parity with all other unsecured and unsubordinated indebtedness of the Guarantors, except, in each case, for indebtedness mandatorily preferred by law.

The Securities of this series are subject to redemption at the option of the Issuer on any date prior to June 15, 2026 (any such date, a “Make-Whole Redemption Date”), in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities being redeemed and (2) the Make-Whole Amount for the Securities being redeemed, plus, in either case, accrued and unpaid interest to such Make-Whole Redemption Date, all as provided in the Indenture.  Notwithstanding the foregoing, installments of interest on Securities that are due and payable on Interest Payment Dates falling on or prior to a Make-Whole Redemption Date will be payable on the Interest Payment Date in accordance with their terms and in accordance with the provisions of the Indenture.

For the purposes of this Security:

“Adjusted Treasury Rate” means, with respect to any Make-Whole Redemption Date, (a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication, which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Securities being redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Make-Whole Redemption Date, in each case calculated on the third Business Day preceding the Make-Whole Redemption Date.

“Applicable Margin” means 0.25%.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the Make-Whole Redemption Date to the maturity date of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any Make-Whole Redemption Date, if clause (b) of the Adjusted Treasury Rate is applicable, (i) the average of five Reference Treasury Dealer Quotations for such Make-Whole Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations, provided that in no event may the Quotation Agent use fewer than three such quotations.

“Make-Whole Amount” means the sum, as determined by a Quotation Agent, of (a) the present value of the principal amount of the Securities to be redeemed and (b) the present value of the Remaining Scheduled Payments of interest thereon (not including any portions of such payments of interest accrued to the Make-Whole Redemption Date), from the Make-Whole Redemption Date to the Stated Maturity of the Securities being redeemed, in each case discounted to the Make-Whole Redemption Date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate plus the Applicable Margin.

“Quotation Agent” means the Reference Treasury Dealer selected by the Issuer, and notified in writing to the Trustee, to act as “Quotation Agent” for purposes of this Indenture.

“Reference Treasury Dealer” means any of Citigroup Global Markets Inc. or J.P. Morgan Securities LLC and their respective successors and assigns and two other nationally recognized investment banking firms selected by the Issuer that are primary U.S. Government securities dealers in New York City (a “Primary Treasury Dealer”); provided, however, that if any of Citigroup Global Markets Inc. or J.P. Morgan Securities LLC shall cease to be a Primary Treasury Dealer, the Issuer shall substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Make-Whole Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Make-Whole Redemption Date.

“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon at the then-applicable interest rate that would be due after the related Make-Whole Redemption Date but for such redemption, provided, however, that, if that Make-Whole Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon shall be reduced by the amount of interest accrued thereon to that Make-Whole Redemption Date.

On or after June 15, 2026, the Securities are subject to redemption at the option of the Issuer on any date (a “Par Call Redemption Date”), in whole or from time to time in part, at a redemption price equal to 100% of the principal amount of the Securities being redeemed, plus accrued and unpaid interest to such redemption date, all as provided in the Indenture.  Notwithstanding the foregoing, installments of interest on Securities that are due and payable on Interest Payment Dates falling on or prior to a Par Call Redemption Date will be payable on the Interest Payment Date in accordance with their terms and in accordance with the provisions of the Indenture.

In addition to its ability to redeem this Security pursuant to the foregoing, this Security may be redeemed by the Issuer on the terms set forth, and as more fully described, in Section 1108 of the Indenture, in certain circumstances where the Issuer would be required to pay Additional Amounts due to certain changes in the tax treatment of this Security or the Guarantees.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Upon the occurrence of any Change of Control Triggering Event and upon the terms and conditions set forth in Section 1009 of the Indenture, each Holder has the right to require the Issuer to purchase all or a portion of the Securities of such Holder properly tendered at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest (if any) to the date of purchase (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the series of which this Security is a part or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

In any case where the due date for the payment of the Principal Amount of, or any premium or interest with respect to any Security or the date fixed for redemption of any Security shall not be a Business Day at a Place of Payment, then payment of the Principal Amount, premium, if any, or interest, including any Additional Amounts payable in respect thereto need not be made on such date at such Place of Payment but may be made on the next succeeding Business Day at such Place of Payment, with the same force and effect as if made on the date for such payment or the date fixed for redemption, and no interest shall accrue for the period after such date.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantors and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantors, and the Trustee with the consent of the Holders of a majority in Principal Amount of the Securities at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in Principal Amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuer, the Guarantors, or any of them, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

The Guarantors that are a party to the Indenture as at, or subsequent to, the date of authentication of this Security (including any New Guarantors in accordance with Section 1011 of the Indenture and subject to release of any Subsidiary Guarantor(s) in accordance with Section 1302 of the Indenture), have fully, unconditionally and irrevocably guaranteed, on a joint and several basis, pursuant to the terms of the Guarantees contained in Article Thirteen of the Indenture, the due and punctual payment of the principal of and any premium and interest on this Security, any Additional Amounts payable in respect thereof and any other amounts payable by the Issuer under the Indenture, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Security and the Indenture.  The obligations of the Guarantors to the Holder of this Security and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth in Article Thirteen of the Indenture and reference is made to such Article and Indenture for the precise terms of the Guarantees.

Within 30 days of any Subsidiary of the Parent Guarantor becoming a Relevant Guarantor, the Parent Guarantor shall cause such Relevant Guarantor to also become a Guarantor (each, a “New Guarantor”) of all amounts due and owing on the Outstanding Securities by having such New Guarantor, the Issuer and the Trustee deliver a New Guarantor Supplemental Indenture within such 30 day period, provided that such New Guarantor’s Guarantee may contain any limitation required under the laws of the jurisdiction in which it is incorporated or organized, or which are substantially similar to the limitations contained in such other new guarantees given by the New Guarantor in relation to the Specified Indebtedness giving rise to its status as a Relevant Guarantor.

Upon execution and delivery by the New Guarantor of its New Guarantor Supplemental Indenture and any other documents provided for in Section 1011, the New Guarantor shall be a Guarantor for the purposes of this Indenture and for purposes of all amounts due and owing on the Outstanding Securities.  In connection therewith, (i) the rights and obligations of such New Guarantor and the restrictions imposed upon it under this Indenture shall be the same in all respects as if the New Guarantor had been an Original Guarantor and (ii) the rights and obligations and restrictions imposed upon the other Guarantors shall be the same in all respects as if the New Guarantor had been an Original Guarantor.

In accordance with Section 1302 of the Indenture, any or all of the Subsidiary Guarantors may be released at any time from their respective Guarantees and other obligations under the Indenture and the Securities without the consent of any Holder.  Such release will occur upon or concurrently with the Subsidiary Guarantor no longer being a Relevant Guarantor and upon the delivery of an Officer’s Certificate of Release to the Trustee certifying that the Subsidiary Guarantor is no longer a Relevant Guarantor, provided that, at the time of such release, no default or Event of Default has occurred and is continuing.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to it, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal amount hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer or the Guarantors, which is absolute and unconditional, to pay the principal amount of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal amount of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in fully registered form, without coupons, and in minimum denominations of US$2,000 and any integral multiple of US$1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer, the Guarantors or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Guarantees shall be governed by and construed in accordance with the law of the State of New York, but without regard to the principles of conflicts of laws thereof that would require the application of the laws of a jurisdiction other than the State of New York; provided, however, that all matters governing the authorization and execution of the Securities by the Issuer shall be governed by and construed in accordance with the laws of the State of Delaware and the authorization and execution of any notation of the Guarantees by the Guarantors pursuant to Article Thirteen of the Indenture or any Guarantees endorsed by such Guarantors on this Security, if any, shall be governed by and construed in accordance with the laws of the respective places of incorporation of each such Guarantor.

All terms used in this Security are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Schedule A

By purchasing this Security, the Holder hereby agrees to the terms set forth in the Indenture.

SCHEDULE OF ADJUSTMENTS

Initial Principal Amount:  US$

Date adjustment made	Principal amount increase	Principal amount decrease	Principal amount following adjustment	Notation made on behalf of the Security Registrar

Annex A-2

Form of Late Tender Restricted Global Security

Restricted Global Security

RULE 144A GLOBAL NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS GLOBAL SECURITY MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS GLOBAL SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NEITHER THIS GLOBAL SECURITY NOR ANY BENEFICIAL INTEREST HEREIN HAS BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO BEMIS COMPANY, INC. (THE “ISSUER”), (2) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER OR BUYERS IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER, THE GUARANTORS, AND THE TRUSTEE THAT IT IS (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE

REQUIREMENTS OF PARAGRAPH (K)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.  IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.  THIS LEGEND WILL BE REMOVED ONLY IN THE CIRCUMSTANCES SPECIFIED IN THE INDENTURE.

BEMIS COMPANY, INC.

3.100% GUARANTEED SENIOR NOTE DUE 2026

CUSIP 081437AQ8	No.

ISIN US081437AQ86	US$

BEMIS COMPANY, INC., a Missouri corporation (the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, on September 15, 2026 (the “Stated Maturity”) the Initial Principal Amount specified on Schedule A hereto (such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the “Principal Amount”), or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall initially equal US$                      in the aggregate) as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture and to pay interest thereon from June 13, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing September 15, 2019, at the rate of 3.100% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), until the Principal Amount hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the day that is 15 calendar days prior to each such Interest Payment Date (whether or not a Business Day).  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer or Paying Agent maintained for that purpose in the Borough of Manhattan, The City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and provided, further, that notwithstanding the foregoing, payments of any interest on the Securities (other than at Maturity) may be made, in the case of a Holder of at least US$10,000,000 Principal Amount of Securities, by electronic funds transfer of immediately available funds to a United States dollar account maintained by the payee with a bank, provided that such registered Holder shall have provided the Trustee written wire instructions at least fifteen (15) calendar days prior to the applicable Interest Payment Date.  Unless such designation is revoked by written notice to the Issuer or a Paying Agent, any such designation made by such Holder with respect to such Securities will remain in effect with respect to any future payments with respect to such Securities payable to such Holder.  The Issuer will pay any administrative costs imposed by banks in connection with making payments by electronic funds transfer.

On the terms and subject to the conditions specified in the Registration Rights Agreement dated June 13, 2019 among the Issuer, the Guarantors and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC (the “Registration Rights Agreement”), Additional Interest may be payable in respect of this Security.  Whenever in this Security there is mentioned, in any context, any interest on this Security, such mention shall be deemed to include mention of Additional Interest to the extent and in the manner payable pursuant to the Registration Rights Agreement and express mention of Additional Interest in any provisions hereof shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.

In certain circumstances, Additional Amounts will be payable in respect of this Security in accordance with terms of the Indenture.  Whenever in this Security there is mentioned, in any context, any payments on this Security such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable and express mention of the payment of Additional Amounts in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Security shall be entitled to the benefits under the Indenture and be valid or obligatory for any purpose, unless the Securities have not been signed by the Issuer or the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

Bemis Company, Inc.

By:
Name:
Title:

[Signature Page to Rule 144A Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

Dated:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee

By
Authorized Signatory

[Signature Page to Rule 144A Note]

REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Issuer (the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of June 13, 2019 (the “Indenture”), among the Issuer, the Guarantors party thereto and Deutsche Bank Trust Company Americas, as Trustee, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

This Security is one of the series designated on the face hereof; provided, however, that the Issuer may from time to time or at any time, without the consent of the Holders of the Securities, create and issue additional Securities with terms and conditions identical to those of the Securities (except for the issue date, the issue price and the first interest payment date), which additional Securities shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the Securities.

This Security is an unsecured obligation of the Issuer and ranks in right of payment on parity with all other unsecured and unsubordinated indebtedness of the Issuer (and without any preference among themselves) and the Guarantees are unsecured obligations of the Guarantors and will rank on a parity with all other unsecured and unsubordinated indebtedness of the Guarantors, except, in each case, for indebtedness mandatorily preferred by law.

The Securities of this series are subject to redemption at the option of the Issuer on any date prior to June 15, 2026 (any such date, a “Make-Whole Redemption Date”), in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities being redeemed and (2) the Make-Whole Amount for the Securities being redeemed, plus, in either case, accrued and unpaid interest to such Make-Whole Redemption Date, all as provided in the Indenture.  Notwithstanding the foregoing, installments of interest on Securities that are due and payable on Interest Payment Dates falling on or prior to a Make-Whole Redemption Date will be payable on the Interest Payment Date in accordance with their terms and in accordance with the provisions of the Indenture.

For the purposes of this Security:

“Adjusted Treasury Rate” means, with respect to any Make-Whole Redemption Date, (a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication, which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Securities being redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Make-Whole Redemption Date, in each case calculated on the third Business Day preceding the Make-Whole Redemption Date.

“Applicable Margin” means 0.25%.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the Make-Whole Redemption Date to the maturity date of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any Make-Whole Redemption Date, if clause (b) of the Adjusted Treasury Rate is applicable, (i) the average of five Reference Treasury Dealer Quotations for such Make-Whole Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations, provided that in no event may the Quotation Agent use fewer than three such quotations.

“Make-Whole Amount” means the sum, as determined by a Quotation Agent, of (a) the present value of the principal amount of the Securities to be redeemed and (b) the present value of the Remaining Scheduled Payments of interest thereon (not including any portions of such payments of interest accrued to the Make-Whole Redemption Date), from the Make-Whole Redemption Date to the Stated Maturity of the Securities being redeemed, in each case discounted to the Make-Whole Redemption Date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate plus the Applicable Margin.

“Quotation Agent” means the Reference Treasury Dealer selected by the Issuer, and notified in writing to the Trustee, to act as “Quotation Agent” for purposes of this Indenture.

“Reference Treasury Dealer” means any of Citigroup Global Markets Inc. or J.P. Morgan Securities LLC and their respective successors and assigns and two other nationally recognized investment banking firms selected by the Issuer that are primary U.S. Government securities dealers in New York City (a “Primary Treasury Dealer”); provided, however, that if any of Citigroup Global Markets Inc. or J.P. Morgan Securities LLC shall cease to be a Primary Treasury Dealer, the Issuer shall substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Make-Whole Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Make-Whole Redemption Date.

“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon at the then-applicable interest rate that would be due after the related Make-Whole Redemption Date but for such redemption, provided, however, that, if that Make-Whole Redemption Date is not an

Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon shall be reduced by the amount of interest accrued thereon to that Make-Whole Redemption Date.

On or after June 15, 2026, the Securities are subject to redemption at the option of the Issuer on any date (a “Par Call Redemption Date”), in whole or from time to time in part, at a redemption price equal to 100% of the principal amount of the Securities being redeemed, plus accrued and unpaid interest to such redemption date, all as provided in the Indenture.  Notwithstanding the foregoing, installments of interest on Securities that are due and payable on Interest Payment Dates falling on or prior to a Par Call Redemption Date will be payable on the Interest Payment Date in accordance with their terms and in accordance with the provisions of the Indenture.

In addition to its ability to redeem this Security pursuant to the foregoing, this Security may be redeemed by the Issuer on the terms set forth, and as more fully described, in Section 1108 of the Indenture, in certain circumstances where the Issuer would be required to pay Additional Amounts due to certain changes in the tax treatment of this Security or the Guarantees.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Upon the occurrence of any Change of Control Triggering Event and upon the terms and conditions set forth in Section 1009 of the Indenture, each Holder has the right to require the Issuer to purchase all or a portion of the Securities of such Holder properly tendered at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest (if any) to the date of purchase (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the series of which this Security is a part or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

In any case where the due date for the payment of the Principal Amount of, or any premium or interest with respect to any Security or the date fixed for redemption of any Security shall not be a Business Day at a Place of Payment, then payment of the Principal Amount, premium, if any, or interest, including any Additional Amounts payable in respect thereto need not be made on such date at such Place of Payment but may be made on the next succeeding Business Day at such Place of Payment, with the same force and effect as if made on the date for such payment or the date fixed for redemption, and no interest shall accrue for the period after such date.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantors and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantors, and the Trustee with the consent of the Holders of a majority in Principal Amount of the Securities at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in Principal Amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuer, the Guarantors, or any of them, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

The Guarantors that are a party to the Indenture as at, or subsequent to, the date of authentication of this Security (including any New Guarantors in accordance with Section 1011 of the Indenture and subject to release of any Subsidiary Guarantor(s) in accordance with Section 1302 of the Indenture), have fully, unconditionally and irrevocably guaranteed, on a joint and several basis, pursuant to the terms of the Guarantees contained in Article Thirteen of the Indenture, the due and punctual payment of the principal of and any premium and interest on this Security, any Additional Amounts payable in respect thereof and any other amounts payable by the Issuer under the Indenture, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Security and the Indenture.  The obligations of the Guarantors to the Holder of this Security and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth in Article Thirteen of the Indenture and reference is made to such Article and Indenture for the precise terms of the Guarantees.

Within 30 days of any Subsidiary of the Parent Guarantor becoming a Relevant Guarantor, the Parent Guarantor shall cause such Relevant Guarantor to also become a Guarantor (each, a “New Guarantor”) of all amounts due and owing on the Outstanding Securities by having such New Guarantor, the Issuer and the Trustee deliver a New Guarantor Supplemental Indenture within such 30 day period, provided that such New Guarantor’s Guarantee may contain any limitation required under the laws of the jurisdiction in which it is incorporated or organized, or which are substantially similar to the limitations contained in such other new guarantees given by the New Guarantor in relation to the Specified Indebtedness giving rise to its status as a Relevant Guarantor.

Upon execution and delivery by the New Guarantor of its New Guarantor Supplemental Indenture and any other documents provided for in Section 1011, the New Guarantor shall be a Guarantor for the purposes of this Indenture and for purposes of all amounts due and owing on the Outstanding Securities.  In connection therewith, (i) the rights and obligations of such New Guarantor and the restrictions imposed upon it under this Indenture shall be the same in all respects as if the New Guarantor had been an Original Guarantor and (ii) the rights and obligations and restrictions imposed upon the other Guarantors shall be the same in all respects as if the New Guarantor had been an Original Guarantor.

In accordance with Section 1302 of the Indenture, any or all of the Subsidiary Guarantors may be released at any time from their respective Guarantees and other obligations under the Indenture and the Securities without the consent of any Holder.  Such release will occur upon or concurrently with the Subsidiary Guarantor no longer being a Relevant Guarantor and upon the delivery of an Officer’s Certificate of Release to the Trustee certifying that the Subsidiary Guarantor is no longer a Relevant Guarantor, provided that, at the time of such release, no default or Event of Default has occurred and is continuing.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to it, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal amount hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer or the Guarantors, which is absolute and unconditional, to pay the principal amount of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal amount of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in fully registered form, without coupons, and in minimum denominations of US$2,000 and any integral multiple of US$1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer, the Guarantors or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Guarantees shall be governed by and construed in accordance with the law of the State of New York, but without regard to the principles of conflicts of laws thereof that would require the application of the laws of a jurisdiction other than the State of New York; provided, however, that all matters governing the authorization and execution of the Securities by the Issuer shall be governed by and construed in accordance with the laws of the State of Delaware and the authorization and execution of any notation of the Guarantees by the Guarantors pursuant to Article Thirteen of the Indenture or any Guarantees endorsed by such Guarantors on this Security, if any, shall be governed by and construed in accordance with the laws of the respective places of incorporation of each such Guarantor.

All terms used in this Security are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Schedule A

By purchasing this Security, the Holder hereby agrees to the terms set forth in the Indenture.

SCHEDULE OF ADJUSTMENTS

Initial Principal Amount:  US$

Date adjustment made	Principal amount increase	Principal amount following adjustment	Principal amount decrease	Notation made on behalf of the Security Registrar

Annex A-3

Form of Regulation S Global Security

Restricted Global Security

REGULATION S GLOBAL NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS GLOBAL SECURITY MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS GLOBAL SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS SUCH SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.  THE FOREGOING SHALL NOT APPLY FOLLOWING THE EXPIRATION OF FORTY DAYS FROM THE LATER OF (1) THE DATE ON WHICH THIS SECURITY WAS FIRST OFFERED AND (2) THE DATE OF ISSUANCE OF THE SECURITIES.

BEMIS COMPANY, INC.

3.100% GUARANTEED SENIOR NOTE DUE 2026

CUSIP U07321AJ8	No.

ISIN USU07321AJ82	US$

BEMIS COMPANY, INC., a Missouri corporation (the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, on September 15, 2026 (the “Stated Maturity”) the Initial Principal Amount specified on Schedule A hereto (such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the “Principal Amount”), or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall initially equal US$                  in the aggregate) as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture and to pay interest thereon from June 13, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing September 15, 2019, at the rate of 3.100% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), until the Principal Amount hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the day that is 15 calendar days prior to each such Interest Payment Date (whether or not a Business Day).  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer or Paying Agent maintained for that purpose in the Borough of Manhattan, The City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and provided, further, that notwithstanding the foregoing, payments of any interest on the Securities (other than at Maturity) may be made, in the case of a Holder of at least US$10,000,000 Principal Amount of Securities, by electronic funds transfer of immediately available funds to a United States dollar account maintained by the payee with a bank, provided that such registered Holder shall have provided the Trustee written wire instructions at least fifteen (15) calendar days prior to the applicable Interest Payment Date.  Unless such designation is revoked by written notice to the Issuer or a Paying Agent, any such designation made by such Holder with respect to such Securities will remain in effect with respect to any future payments with respect to such Securities payable to such Holder.  The Issuer will pay any administrative costs imposed by banks in connection with making payments by electronic funds transfer.

On the terms and subject to the conditions specified in the Registration Rights Agreement dated June 13, 2019 among the Issuer, the Guarantors and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC (the “Registration Rights Agreement”), Additional Interest may be payable in respect of this Security.  Whenever in this Security there is mentioned, in any context, any interest on this Security, such mention shall be deemed to include mention of Additional Interest to the extent and in the manner payable pursuant to the Registration Rights Agreement and express mention of Additional Interest in any provisions hereof shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.

In certain circumstances, Additional Amounts will be payable in respect of this Security in accordance with terms of the Indenture.  Whenever in this Security there is mentioned, in any context, any payments on this Security such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable and express mention of the payment of Additional Amounts in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Security shall be entitled to the benefits under the Indenture and be valid or obligatory for any purpose, unless the Securities have not been signed by the Issuer or the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

Bemis Company, Inc.

By:
Name:
Title:

[Signature Page to Regulation S Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

Dated:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee

By
Authorized Signatory

[Signature Page to Regulation S Note]

REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Issuer (the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of June 13, 2019 (the “Indenture”), among the Issuer, the Guarantors party thereto and Deutsche Bank Trust Company Americas, as Trustee, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

This Security is one of the series designated on the face hereof; provided, however, that the Issuer may from time to time or at any time, without the consent of the Holders of the Securities, create and issue additional Securities with terms and conditions identical to those of the Securities (except for the issue date, the issue price and the first interest payment date), which additional Securities shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the Securities.

This Security is an unsecured obligation of the Issuer and ranks in right of payment on parity with all other unsecured and unsubordinated indebtedness of the Issuer (and without any preference among themselves) and the Guarantees are unsecured obligations of the Guarantors and will rank on a parity with all other unsecured and unsubordinated indebtedness of the Guarantors, except, in each case, for indebtedness mandatorily preferred by law.

The Securities of this series are subject to redemption at the option of the Issuer on any date prior to June 15, 2026 (any such date, a “Make-Whole Redemption Date”), in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities being redeemed and (2) the Make-Whole Amount for the Securities being redeemed, plus, in either case, accrued and unpaid interest to such Make-Whole Redemption Date, all as provided in the Indenture.  Notwithstanding the foregoing, installments of interest on Securities that are due and payable on Interest Payment Dates falling on or prior to a Make-Whole Redemption Date will be payable on the Interest Payment Date in accordance with their terms and in accordance with the provisions of the Indenture.

For the purposes of this Security:

“Adjusted Treasury Rate” means, with respect to any Make-Whole Redemption Date, (a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication, which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Securities being redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Make-Whole Redemption Date, in each case calculated on the third Business Day preceding the Make-Whole Redemption Date.

“Applicable Margin” means 0.25%.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the Make-Whole Redemption Date to the maturity date of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any Make-Whole Redemption Date, if clause (b) of the Adjusted Treasury Rate is applicable, (i) the average of five Reference Treasury Dealer Quotations for such Make-Whole Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations, provided that in no event may the Quotation Agent use fewer than three such quotations.

“Make-Whole Amount” means the sum, as determined by a Quotation Agent, of (a) the present value of the principal amount of the Securities to be redeemed and (b) the present value of the Remaining Scheduled Payments of interest thereon (not including any portions of such payments of interest accrued to the Make-Whole Redemption Date), from the Make-Whole Redemption Date to the Stated Maturity of the Securities being redeemed, in each case discounted to the Make-Whole Redemption Date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate plus the Applicable Margin.

“Quotation Agent” means the Reference Treasury Dealer selected by the Issuer, and notified in writing to the Trustee, to act as “Quotation Agent” for purposes of this Indenture.

“Reference Treasury Dealer” means any of Citigroup Global Markets Inc. or J.P. Morgan Securities LLC and their respective successors and assigns and two other nationally recognized investment banking firms selected by the Issuer that are primary U.S. Government securities dealers in New York City (a “Primary Treasury Dealer”); provided, however, that if any of Citigroup Global Markets Inc. or J.P. Morgan Securities LLC shall cease to be a Primary Treasury Dealer, the Issuer shall substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Make-Whole Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Make-Whole Redemption Date.

“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon at the then-applicable interest rate that would be due after the related Make-Whole Redemption Date but for such redemption, provided, however, that, if that Make-Whole Redemption Date is not an

Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon shall be reduced by the amount of interest accrued thereon to that Make-Whole Redemption Date.

On or after June 15, 2026, the Securities are subject to redemption at the option of the Issuer on any date (a “Par Call Redemption Date”), in whole or from time to time in part, at a redemption price equal to 100% of the principal amount of the Securities being redeemed, plus accrued and unpaid interest to such redemption date, all as provided in the Indenture.  Notwithstanding the foregoing, installments of interest on Securities that are due and payable on Interest Payment Dates falling on or prior to a Par Call Redemption Date will be payable on the Interest Payment Date in accordance with their terms and in accordance with the provisions of the Indenture.

In addition to its ability to redeem this Security pursuant to the foregoing, this Security may be redeemed by the Issuer on the terms set forth, and as more fully described, in Section 1108 of the Indenture, in certain circumstances where the Issuer would be required to pay Additional Amounts due to certain changes in the tax treatment of this Security or the Guarantees.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Upon the occurrence of any Change of Control Triggering Event and upon the terms and conditions set forth in Section 1009 of the Indenture, each Holder has the right to require the Issuer to purchase all or a portion of the Securities of such Holder properly tendered at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest (if any) to the date of purchase (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the series of which this Security is a part or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

In any case where the due date for the payment of the Principal Amount of, or any premium or interest with respect to any Security or the date fixed for redemption of any Security shall not be a Business Day at a Place of Payment, then payment of the Principal Amount, premium, if any, or interest, including any Additional Amounts payable in respect thereto need not be made on such date at such Place of Payment but may be made on the next succeeding Business Day at such Place of Payment, with the same force and effect as if made on the date for such payment or the date fixed for redemption, and no interest shall accrue for the period after such date.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantors and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantors, and the Trustee with the consent of the Holders of a majority in Principal Amount of the Securities at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in Principal Amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuer, the Guarantors, or any of them, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

The Guarantors that are a party to the Indenture as at, or subsequent to, the date of authentication of this Security (including any New Guarantors in accordance with Section 1011 of the Indenture and subject to release of any Subsidiary Guarantor(s) in accordance with Section 1302 of the Indenture), have fully, unconditionally and irrevocably guaranteed, on a joint and several basis, pursuant to the terms of the Guarantees contained in Article Thirteen of the Indenture, the due and punctual payment of the principal of and any premium and interest on this Security, any Additional Amounts payable in respect thereof and any other amounts payable by the Issuer under the Indenture, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Security and the Indenture.  The obligations of the Guarantors to the Holder of this Security and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth in Article Thirteen of the Indenture and reference is made to such Article and Indenture for the precise terms of the Guarantees.

Within 30 days of any Subsidiary of the Parent Guarantor becoming a Relevant Guarantor, the Parent Guarantor shall cause such Relevant Guarantor to also become a Guarantor (each, a “New Guarantor”) of all amounts due and owing on the Outstanding Securities by having such New Guarantor, the Issuer and the Trustee deliver a New Guarantor Supplemental Indenture within such 30 day period, provided that such New Guarantor’s Guarantee may contain any limitation required under the laws of the jurisdiction in which it is incorporated or organized, or which are substantially similar to the limitations contained in such other new guarantees given by the New Guarantor in relation to the Specified Indebtedness giving rise to its status as a Relevant Guarantor.

Upon execution and delivery by the New Guarantor of its New Guarantor Supplemental Indenture and any other documents provided for in Section 1011, the New Guarantor shall be a Guarantor for the purposes of this Indenture and for purposes of all amounts due and owing on the Outstanding Securities.  In connection therewith, (i) the rights and obligations of such New Guarantor and the restrictions imposed upon it under this Indenture shall be the same in all respects as if the New Guarantor had been an Original Guarantor and (ii) the rights and obligations and restrictions imposed upon the other Guarantors shall be the same in all respects as if the New Guarantor had been an Original Guarantor.

In accordance with Section 1302 of the Indenture, any or all of the Subsidiary Guarantors may be released at any time from their respective Guarantees and other obligations under the Indenture and the Securities without the consent of any Holder.  Such release will occur upon or concurrently with the Subsidiary Guarantor no longer being a Relevant Guarantor and upon the delivery of an Officer’s Certificate of Release to the Trustee certifying that the Subsidiary Guarantor is no longer a Relevant Guarantor, provided that, at the time of such release, no default or Event of Default has occurred and is continuing.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to it, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal amount hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer or the Guarantors, which is absolute and unconditional, to pay the principal amount of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal amount of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in fully registered form, without coupons, and in minimum denominations of US$2,000 and any integral multiple of US$1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer, the Guarantors or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Guarantees shall be governed by and construed in accordance with the law of the State of New York, but without regard to the principles of conflicts of laws thereof that would require the application of the laws of a jurisdiction other than the State of New York; provided, however, that all matters governing the authorization and execution of the Securities by the Issuer shall be governed by and construed in accordance with the laws of the State of Delaware and the authorization and execution of any notation of the Guarantees by the Guarantors pursuant to Article Thirteen of the Indenture or any Guarantees endorsed by such Guarantors on this Security, if any, shall be governed by and construed in accordance with the laws of the respective places of incorporation of each such Guarantor.

All terms used in this Security are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Schedule A

By purchasing this Security, the Holder hereby agrees to the terms set forth in the Indenture.

SCHEDULE OF ADJUSTMENTS

Initial Principal Amount:  US$

Date adjustment made	Principal amount increase	Principal amount following adjustment	Principal amount decrease	Notation made on behalf of the Security Registrar